UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2016

Item 1. Report to Stockholders.

ANNUAL REPORT
NOVEMBER 30 , 2016

BP Capital TwinLine Energy Fund

Class A – Ticker: BPEAX
Class C – Ticker: BPECX
Class I – Ticker: BPEIX

BP Capital TwinLine MLP Fund

Class A – Ticker: BPMAX
Class C – Ticker: BPMCX
Class I – Ticker: BPMIX

TABLE OF CONTENTS

Shareholder Letter	2

Performance Information

BP Capital TwinLine Energy Fund	13

BP Capital TwinLine MLP Fund	14

Allocation of Investments	15

Schedule of Investments

BP Capital TwinLine Energy Fund	16

BP Capital TwinLine MLP Fund	18

Statements of Assets and Liabilities	20

Statements of Operations	22

Statements of Changes in Net Assets

BP Capital TwinLine Energy Fund	24

BP Capital TwinLine MLP Fund	26

Financial Highlights

BP Capital TwinLine Energy Fund	28

BP Capital TwinLine MLP Fund	31

Notes to the Financial Statements	34

Report of Independent Registered Public Accounting Firm	46

Expense Examples	47

Trustees and Executive Officers	50

Additional Information	53

Privacy Notice	57

BP Capital Funds
SHAREHOLDER LETTER
November 30, 2016

Dear Shareholders,

Before we dig into the performance and outlook for the BP Capital TwinLine Funds, we want to let you know that we sincerely appreciate the confidence and consideration you placed in our team during 2016. We are proud of our first three years and look forward to keeping your trust in 2017. The BP Capital TwinLine Energy Fund provides investors the ability to invest in the American Energy and Industrial Renaissance across the entire energy value chain, from the suppliers of energy to the consumers of energy.  We view the BP Capital TwinLine MLP Fund as a unique way to attain exposure to a growing, new asset class that should offer shareholders the benefit of the continued build-out of North American energy infrastructure. We believe the BP Capital TwinLine team’s years of experience and industry access offer our shareholders sound investments in the American Energy and Industrial Renaissance.

Management Discussion of Fund Performance

2016 Energy Market Review

During the 12-month period from 12/1/2015-11/30-2016, energy markets were volatile, mirroring the price movements of West Texas Intermediate crude oil (WTI).  As the Funds’ fiscal year started, the oil price was $42/barrel, and fell to a low of $26/barrel early in 2016.  However, oil inventories fell as the seasonally stronger summer demand season approached, and oil prices returned to $50/barrel.  As summer demand peaked, the United Kingdom voted to exit the European Union, bringing future oil demand into question, and oil prices fell.  As the seasonally higher summer demand season came to a close, the oil market appeared to be returning to an oversupplied situation.  However, market sentiment improved in September when the OPEC decided to cut its oil production.  The prospect of an OPEC production reduction is expected by the market to overcome any natural seasonal oversupply, and oil prices rose on the news.  When the proposed production cut was confirmed at the OPEC meeting on the last day of November, oil prices rose, ending the fiscal year approximately 20% higher than it started the fiscal year, at $50/barrel.

One of the most important dynamics in the global oil market is the rising importance of the US shale oil production.  To us, the relevance of US shale is twofold.  Most obvious is the growing production from US shale.  To put the growth of US shale into perspective, we can look back just 10 years, before the opportunity of US shale production was unlocked.  The regions that make up today’s shale producing regions only produced 1.2 million barrels of oil per day.  Today those same regions produce approximately 4.5 million barrels per day, and peaked at nearly 5.5 million barrels per day in the first half of 2015.

While the growth of production is noteworthy, the other unique element of shale production is the speed with which shale production can “turn on” and “turn off”.  Whereas most conventional oil production is slow to ramp and naturally declines at 5-10% per year, if given the right price signals, shale oil production can increase in a matter of months.  At the same time, production from shale wells naturally declines approximately 70% in the first year, and 25-30% for years thereafter.  As a result, if the oil price falls to levels that are too low, then new wells will not be drilled and production will fall.  This “quicker on, quicker off” element is critical to balancing the global oil market much more efficiently than has been the case in the past.

This can be clearly seen in the two charts below.  The first chart shows the US oil rig count falling at the end of 2014, and the following chart shows that US oil production peaked a few months later.  The speed with which US producers can now accelerate or decelerate oil production in response to market prices makes the production profile unique and will help to quickly balance oil supply/demand fundamentals.  This is important because historically (pre-shale) the primary way for global oil markets to be balanced rested on OPEC’s ability to manage its members’ oil output.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2016

Baker Hughes US oil rig count

Source: Bloomberg

US Shale Oil Production (barrels)

Source: EIA Drilling Productivity report 11/14/2016

So the question becomes How did this view impact the portfolios in 2016?

The shorter cycle profile of US oil production was important to understanding the rapid decline in oil production which started in 2015 and continued into the Funds’ 2016 fiscal year.  In the first quarter of 2016, due to seasonal weakness in demand, global oil oversupply concerned investors.  US oil inventories swelled and oil prices fell to $26/barrel.  Taking the low oil prices as a signal, American oil producers reduced investment and US oil production fell materially, and global oil supply/demand balances improved.  As supply/demand balances improved in the

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2016

calendar 2nd quarter, the oil price recovered, peaking at over $50/barrel in the latter stages of the 2nd quarter.  Our understanding of the potential for shorter oil cycles meant that we were able to identify stocks which appeared likely to benefit from a sooner than expected rise in oil prices.

While the majority of the public and market’s attention was focused on oil prices, it is important to note the changes in the price of natural gas.  From the beginning of the fiscal year starting 12/1/2015-through June 2016, the price of natural gas at Henry Hub ranged from $1.50 to $2.50 per million British Thermal Units (MMBTU).  In the second half of the fiscal year, natural gas prices exceeded $2.50 for much of the period, and ended the fiscal year at the higher price of $3.30.  Production of natural gas declined from 74 BCF/day (billion cubic feet per day) in December 2015 to 72 BCF/day in September 2016.  While natural gas producers have tremendous resources to exploit, with the natural gas price below $2/per thousand cubic feet for much of the first half of 2016, investments in new natural gas wells slowed, and natural gas associated with oil production slowed as well.  Both factors more than offset improvements in natural gas drilling techniques and reduced costs per well to lower natural gas production.  As the year wound to a close, the beginning of a colder winter increased confidence in improved supply/demand fundamentals and helped the natural gas price to end the Funds’ fiscal year at the highest price of the year, at $3.30/mcf.

BP Capital TwinLine Energy Fund

The story of the fiscal year can be divided into two segments.  During the course of the BP Capital TwinLine Energy Fund’s (Energy Fund) fiscal year, the oil price fell to $26/barrel in February, which is a price not seen since 2003.  However, from February to June, the oil price rebounded to more than $50/barrel, and remained in a range between $40-50/barrel for the remainder of the Fund’s fiscal year ending November 30, 2016.

Unsurprisingly, energy equities fell as a result of the fall in commodity prices.  The Energy Fund, although diversified across the energy value chain, fell 24.97% from 12/1/2015-02/10/2016, significantly more than the 17.67% fall in the S&P 500 Energy Index.  However, as the oil price fell, stocks with significant exposure to the oil price fell to particularly attractive levels.  As a result, in the second half of 2015 and the beginning of 2016, the Energy Fund added to Exploration and Production (E&P) companies, which are most exposed to changes in oil prices.  When oil prices bottomed and started to rise, the increased exposure to E&P companies helped the portfolio to perform strongly.  The S&P 500 Energy Exploration and Production Sub Industry Index outperformed the broader S&P 500 Energy Index by more than 16% in the first 3 months after the oil price trough, from 02/10/2016-05/10/2016.  Additionally, strong stock selection helped the Energy Fund to rise 33.93%, significantly outperforming the relevant S&P 500 Energy Index, which rose 20.72% during this same 3-month period.

Overall, for the Fund’s entire fiscal year ended 11/30/2016, the Energy Fund performed strongly relative to both the relevant indices and competitors, rising 25.61% compared to the S&P 500 Energy Index increase of 12.62%, and the 11.82% rise of the average energy fund as measured by Morningstar. The portfolio benefited from strong stock selection, while sector allocation between different segments of the energy value chain incrementally detracted from portfolio performance.  In particular, stock selection in the Oil & Gas Exploration and Production and Oil & Gas Equipment and Services segments added to portfolio performance, while stock selection in the Oil & Gas Storage and Transportation segment detracted from performance.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2016

BP Capital TwinLine Energy Fund (I Share) vs Relevant Benchmarks

Performance shown from 12/1/2015-11/30/2016

From a stock selection perspective, the largest positive contributor to the performance of the Energy Fund was WPX Energy (WPX), an Exploration and Production company with interests in a number of basins across the United States.  Importantly, over the last two years WPX has undergone a significant strategic transformation.  Previously WPX primarily produced natural gas, but in August of 2015, it acquired RKI Exploration, which was based in the Permian Basin in West Texas.  At the time of the acquisition, WPX increased its debt leverage, and in a falling oil price environment, was deemed by market participants to be over-levered.  However, early in 2016, WPX sold its large Rocky Mountain natural gas operations.  The combination of the two transactions dramatically changed the outlook for WPX.  First and foremost, WPX was able to change its asset base while maintaining the strength of its balance sheet.  Importantly, WPX increased its low cost oil production which has benefited as oil prices increased from the trough of $26/barrel to end the fiscal year over $49/barrel.  WPX Energy’s stock started the fiscal year at $8.58 and ended the fiscal year at $15.54.

A second positive contributor to performance was Horizon Global Corp (HZN), which produces hitches for trucks.  In June of 2015, Horizon Global became an independent company after spinning out from TriMas Corp (TRS).  With management clearly focused on improving corporate operations and profitability, margins have improved by more than 300 basis points in just 5 quarters.  Additionally, in the third quarter, management announced the acquisition of a European competitor, which is expected to improve distribution as well as profitability.  As a result, the stock rose more than 15% on the day the acquisition was announced and continued to perform strongly through the remainder of the fiscal year.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2016

BP Capital TwinLine Energy Portfolio Sector Weightings
As of 11/30/16

The largest detractor to the Energy Fund’s performance was Sunoco LP (SUN), which owns gasoline stations and the associated infrastructure, primarily in the Eastern half of the United States.  During the course of the fiscal year, SUN made acquisitions to grow, but in the process increased debt levels.  During the course of 2016, market concerns increased regarding the debt levels at SUN and its parent Energy Transfer Equity.  While the debt levels have not been resolved as of the end of the fiscal year, SUN management is focused on the issue and we believe SUN shares provide attractive value at current levels.

Another large detractor to the Energy Fund was Western Refining (WNR).  With 2 of its 3 refineries based in the Permian Basin in West Texas, WNR is well positioned to use low cost Permian basin crude oil to produce gasoline and other refined products.  In a low oil price environment, WNR is particularly well positioned.  However, in June WNR bought the majority interest in Northern Tier Energy, in which it already owned a minority stake.  Corporate leverage increased, and the focus of the company moved away from its core operations in the Permian Basin.  As a result, the Energy Fund sold WNR in favor of stronger risk/reward opportunities within the portfolio.  Subsequent to the Energy Fund’s sale of WNR stock, Tesoro Corp made an offer to acquire WNR at an attractive premium.

2017 Outlook

The September 2016 OPEC decision to reduce production and subsequent decision in November to confirm the production cuts served to buoy market sentiment regarding energy markets.  More specifically, the OPEC production cut has been viewed to enhance the opportunity for low cost US shale producers, particularly in the Permian Basin.  With the OPEC announcement to reduce production, made on the final day of the Fund’s fiscal year, the oil price remains above $50/barrel.  With the production cut, global oil supply/demand dynamics will roughly be in balance, and as seasonal demand increases in the late spring, oil inventories should fall, further improving market sentiment.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2016

It is important to note that since the advent of US shale oil production in the last decade, the relevance of US production in global markets has risen dramatically.  After producing as little as 5 million barrels a day in 2008, US production peaked at nearly 10 million barrels a day in 2015, roughly in line with other global leaders Saudi Arabia and Russia.  Importantly, 4 million barrels/day are produced in shale basins, which can turn on and turn off quickly relative to conventional production.  As a result, the global market will be able to manage investment cycles better than during the last 40 years of the OPEC era.  During the OPEC era, large, long lead time projects comprised a large share of supply growth, which left the global oil market prone to periods of extreme undersupply to oversupply.  Cyclicality was pervasive and pronounced, with decade-long cycles impacting investment cycles.  Going forward, we expect the small batch size of shale wells, along with the quick “turn on” and “turn off” nature of production to help stabilize investment cycles.  In this environment, we expect that liquidity and valuation discipline will be essential to strong performance of energy sector investing.

From a portfolio perspective, after having increased the Energy Fund’s weighting to over 60% in the upstream portion of the portfolio (E&P + oil services) earlier in the year, we have reduced the weighting as valuations have normalized.  In particular, we reduced the E&P portion of the portfolio, which generally benefits first from the upturn in oil prices.  As oil prices rose, the E&P sector performed best, and we harvested profits in order to reallocate capital to the oil services and midstream (pipeline) segments of the energy value chain, which benefit from an increase in drilling activity, and production volumes, respectively.  As we turn to 2017, we are excited by the prospect of renewed domestic industrial activity, which may benefit the energy and adjacent industries which comprise a majority of the universe of the Energy Fund.

BP Capital TwinLine MLP Fund

While we’re pleased to report overall positive performance both vs. the benchmark and vs. competitors for fiscal year ended November 30, 2016, it’s hard to remember a year when an overall positive outcome was accompanied by periods of such high volatility and uncertainty, with notably bearish investor sentiment even as oil established a convincing bottom in the first half of the fiscal year. As of the end of the fiscal year, master limited partnerships (MLPs) have enjoyed a respectable rally but valuations still remain in depressed territory, reflecting continuing investor concerns and general skittishness amidst a very mature bull market in the broader US equity market. So while energy industry fundamentals and MLPs’ financial health is significantly improved vs. 12 months ago, valuations remain fairly depressed, in our view, setting up 2017 as another year with attractive risk-reward potential for MLPs.

For the fiscal year ended 11/30/16, the BP Capital TwinLine MLP Fund (“MLP Fund”) notched total returns of 14.97%, in comparison with our benchmark Alerian MLP Index, which generated total returns of 9.29%. Competitors, as measured by the Lipper Energy MLP Funds category, generated 13.75% total returns.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2016

BP Capital TwinLine MLP Fund (I Share) vs Relevant Benchmarks

Performance shown from 12/1/2015-11/30/2016

Revisiting a Year for MLPs that felt like Years

During the fiscal year, MLP sentiment and performance largely reflected the swings in the underlying oil price, with several overlapping “themes” dominating the MLP market’s attention throughout the year. Unfortunately for the MLP market, these investment themes were generally focused on what could go wrong rather than what could go right, as deteriorating fundamentals in late 2015 caused skepticism to change into pessimism.

December 2015: KMI’s cut sets the table for a rocky 2016

The fiscal year started on a dour note, as Kinder Morgan Inc. (KMI), technically no longer an MLP but still a midstream bellwether, decided to drastically reduce its dividend.  Worse yet, only 16 months earlier KMI executed a highly controversial MLP buyout, which eliminated the MLP payout (in a taxable transaction that was highly unpopular among many holders of KMI’s MLP subsidiaries), but was supposed to provide KMI with much more financial flexibility than it had enjoyed previously.  So for a company that had long been seen as a “blue chip” midstream company, having already reduced its overall payout in late 2014, to cut its dividend not modestly but by nearly 80%, created a pervasive fear in the midstream space that took months to subside.

January-February 2016: Extreme oil volatility leads to a historically violent MLP sell-off

The second phase of the 2016 fiscal year was not better than the first. With oil prices accelerating downward on the back of surprisingly resilient global supply (and accumulating inventories), MLPs gave up more than all of the post-KMI rally, with January 2016 seeing the largest 2-week downward price performance in the history of the MLP space (-27.7% decline from January 5 to January 20, 2016).  With oil prices below $30/barrel, the financial health of many Exploration & Production Companies (E&Ps), the largest customer group for midstream MLPs, looked to be in rapid decline, with bonds of those E&Ps trading well below par in many cases.  Since the capacities of E&P bank loans are typically “redetermined” in the spring, based on the value of underlying oil and gas reserves, the fears of an imminent wave of E&P bankruptcies reduced MLP valuations.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2016

February-April 2016: Contract sanctity concerns turn MLP investors into legal eagles…for a month or so

Adding to investor concerns were contract disputes that in retrospect, appear trivial but felt very real in January through March.  MLPs’ pipeline contracts are typically considered “unsecured” claims in the event of a bankruptcy, and fears of pipeline contracts being “torn up” by bankruptcy judges abounded.  This phase hit its low point when an insignificant midstream contract (insignificant due to its small size and the atypically harsh provisions contained within the contract) was reviewed by a bankruptcy court in New York.  The judge, seeing that the midstream contract was structured to, in effect, provide the midstream provider with a “bankruptcy-proof” claim on the E&P customer’s cash flows, took a dim view of the deal.  Worse yet, the fees embedded in the contract were punitive to the producer, charging several times more than a typical midstream deal for similar services.  The judge effectively nullified the contract in bankruptcy.  While we believed the contract was a poor representation of a “typical” midstream deal and would not impact the standing of other midstream contracts, its timing was unfortunate and added to a violent sell-off in February that took the MLP sector just below its January lows.  Thankfully, subsequent contract disputes were settled out of court by parties to make the underlying E&P assets more attractive to buyers while encouraging future midstream investment in the drilling acreage affected.

March-July 2016: The healing begins – dividend “resets,” restructuring, mergers help to stabilize MLPs

By the middle of the fiscal year, in April through June, we reached a period where Winston Churchill might be appropriately paraphrased: it was “the end of the beginning” of a very tumultuous MLP recovery.  While a nascent oil price recovery had removed some of the more draconian downside scenarios from investors’ minds, concerns over falling North American oil production, high midstream MLP dividend and distribution payout ratios, and elevated MLP debt levels continued to restrain the MLP recovery.  During this period, several small cap MLPs reduced their payout (NGL Energy Partners LP [NGL], Crestwood Equity Partners LP [CEQP]) while larger midstream players began announcing heavily-telegraphed dividend and distribution reductions, such as Plains All American (PAA/PAGP) and Williams Companies (WMB), while others undertook strategies to simplify corporate structures and eliminate MLPs that were no longer useful for capital markets access, such as SemGroup (SEMG) and TransCanada (TRP).  Other MLPs benefitted from the support of a larger corporate parent company, who in some cases provided capital to their MLPs or reinvested the distributions they were entitled to, such as Enbridge Partners (EEP), Williams Partners (WPZ), and Energy Transfer Partners (ETP).  Further steadying the ship was the conclusion of the Energy Transfer Equity (ETE) and WMB saga, which began as a partially-debt-funded hostile takeover of WMB by ETE in September 2015 and concluded in May 2016 with ETE walking away from the botched deal scot-free thanks to some very valuable testimony from ETE’s tax counsel.

July-November 2016: Hopes for a straightforward recovery dim as oil flattens, protests ignite

By fall of 2016, crude’s march higher was halted by concerns over global economic growth in the wake of Brexit.  Meanwhile, the US rig count proved surprisingly resilient, with Texas and Oklahoma rig count climbing as soon as oil moved north of $40/barrel. This confluence of factors was negative for oil prices, which were down on average in the third calendar quarter vs. the second.  With oil prices stagnating, the MLP sector was flat in the late summer months.  In October, as oil prices began to stabilize and move higher within the well-defined $40-50/barrel range that held from April through December, anti-pipeline protests became headline news as pipelines in North Dakota and New York became embroiled in environmental protests and political interference.  Protests benefitted from implicit support of (primarily federal) government agencies.  The federal government’s unprecedented involvement in the pipeline approval process pushed a part of the energy regulatory framework, which had historically been dominated by non-partisan and non-politicized civil engineering considerations, and moved it into the frontline of the larger debate over global warming.  With the election approaching and environmental issues increasingly in the spotlight, MLPs joined the broader equity selloff that preceded Election Day in the US.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2016

November 2016: Trump’s upset brings hope of regulatory relief, but throws markets into confusion

November was, in some ways, a suitable encapsulation of the 12 months that preceded it.  Both external shocks and MLP-specific foibles prevented the MLP markets from enjoying the robust rally that attractive yield spreads and improving energy fundamentals would have indicated.  The unexpected conclusion of the US presidential election provided one more jolt of volatility into markets that had experienced plenty of it, with Donald Trump’s electoral victory briefly sending overnight markets into a panicky spiral before those same markets stabilized and rallied to notch significant gains the day after the US election.  While Trump’s unabashed support of the US energy industry and anti-regulatory stance bodes well for pipelines (and MLPs did rally strongly immediately following the election), that, as has been a refrain for 2017, is not the whole story.  Market fears that Trump’s lack of fiscal discipline would end the era of ultra-low interest rates sent the 10-year US Treasury bond yield nearly 50% higher, from 1.6% on 9/30/16 on to 2.4% on 11/30/16.  With pressure from higher interest rates, MLPs have lagged the broader energy sector, despite a higher rig count indicating that US oil and gas production volumes, a key driver of MLP profitability, will likely move higher in 2017 and beyond.  Further complicating the energy tailwinds and interest rate headwinds were concerns over MLP corporate governance, which had taken a backseat since the days of the ETE-WMB trial in May of 2016.  In November, ETE announced a merger between two of its subsidiaries, ETP and Sunoco Logistics (SXL), which effectively cut the payout at ETP, led to a credit downgrade at SXL, all the while allowing for ETE’s economic ownership of the combined entity to increase.  Offended at this aggressive maneuver, the markets sold both brides-to-be aggressively, further depressing the MLP indices of which ETP and SXL comprise a large part.

Performance Attribution

During the year ended November 30, 2016, our largest contributor to performance was Targa Resources Corp. (TRGP).  TRGP contributed 3.6% to performance, largely a result of Targa’s industry-leading position in the Permian, which ultimately turned the tide against a very skeptical market, as Targa was able to generate stable volume growth in a very challenging late 2015 and 2016 environment for drilling in the US.  Targa also benefitted from a consolidation of its MLP, which reduced TRGP’s cash outlays and set the stage for balance sheet repair throughout the year.  Capital infusion from a private equity firm in February gave further confidence that TRGP’s assets were of high quality and that concerns about leverage were overdone.  Targa remains the largest operator of gas gathering assets in the Permian, and with marquee customers like Pioneer Natural Resources (PXD), we expect their growth outlook to improve in 2017.

Also contributing to performance was Rose Rock Midstream Partners (RRMS), a company whose niche position as a gatherer and transporter of crude oil in the Midcontinent, as well as the largest transporter of oil out of the DJ-Wattenberg formation, where investment grade companies such as Anadarko Petroleum (APC) are key customers, were completely thrown out by investors early in the year when concerns about contract sanctity were at the forefront of investors’ minds.  Our opportunistic position in RRMS took advantage of a fire sale, which saw the company’s yield trade to nearly 25% before it was ultimately acquired by parent SEMG at a 9% yield.

The largest drag on performance was Energy Transfer Equity (ETE), whose attempt at acquiring WMB led to the firing of ETE’s CFO.  This firing was followed by a private placement of stock to the CEO, below market value, in a non-public offering. By the time ETE had doubled from its low price of $4.00 per share, ETE was involved in several shareholder lawsuits as a result of the private placement as well as a legal dispute with WMB resulting from the terminated merger agreement.  While financial metrics indicated potential upside for ETE, we exited our position as a result of multiplying legal entanglements that we felt ill-suited to evaluate amid a very volatile market.

Another significant drag on performance was Delek Logistics Partners (DKL).  Unlike many other MLP situations during the past year, DKL did nothing wrong that we could discern, but was punished by the market when parent Delek US Holdings (DK) announced plans to explore a sale of gas station assets to DKL, which the market assumed

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2016

DKL would need to fund with a large share offering, leading to a sharp sell-off in the stock. When DK decided to dispose of the gas stations to a 3rd party, DKL sold off again, this time the result of a perception that DK was uninterested in the growth of DKL.  We felt this treatment of DKL was highly unreasonable, and continued to buy the stock during this period.  As of the end of the year, DK had instituted a buyback program of DKL units, an unusual step that we see as an indicator of the highly discounted nature of DKL.  We remain a committed holder of the stock.

BP Capital TwinLine MLP Portfolio Subsector Weightings
As of 11/30/16

2017 Outlook

If MLPs spent much of 2016 testing the market’s patience, there’s good reason to believe that in 2017, MLPs should spend more of the year rewarding investors’ patience.  As a result of the dividend “resets” and restructurings undertaken in 2017, MLP sector payout ratios have returned to historical norms (compared with aggressive payouts in 2015-16, which accelerated ahead of project completion dates).  With lower capital requirements in 2017 as a result of reduced industry-wide activity in 2015-16, much of those reduced payout ratios will go into reducing leverage, which remains elevated after the massive infrastructure buildout of 2011-15.  Improved financial health of MLPs should reduce volatility, as equity-to-debt ratios increase, providing additional “cushion” for investors.

Questionable corporate governance, such as the maneuvers described above, that drew the ire of MLP investors likely pushed the marginal midstream investor into C-corp structured companies in 2016. Accordingly, the fiscal 2016 rebound in those C-corp structured midstream companies has been much more robust than for midstream MLPs.  This may sound like a negative for MLPs, but we would argue that it should provide a catalyst for better MLP governance in 2017.  Several midstream companies – Plains All American (PAGP/PAA), SemGroup (SEMG), Targa Resources (TRGP), Kinder Morgan Inc. (KMI) have eliminated their MLP subsidiaries, and created more shareholder-friendly structures where management and external investors now participate in the same economic risks and rewards.  Many of these companies have been among the best performers of 2016.  The companies that have deferred similar restructurings have struggled to attract capital, and going forward may find that the best way to attract capital is via “flat” structures where shareholders participate equally in economic rewards.

BP Capital Funds
SHAREHOLDER LETTER (Continued)
November 30, 2016

IMPORTANT RISKS AND DISCLOSURES:

As with any mutual fund, it is possible to lose money by investing in the BP Capital TwinLine® Funds. An investment in either Fund is subject to other risks that are more fully described in the prospectus, including but not limited to risks in Master Limited Partnerships (“MLPs”) include, cash flow, fund structure risk and MLP tax risk plus regulatory risks. The prices of MLP units may fluctuate abruptly and trading volume may be low, making it difficult for the Funds to sell its units at a favorable price. Most MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes, which could reduce or eliminate distributions paid by MLPs to the Funds.

An investment in the BP Capital TwinLine® Energy Fund is, also, subject to risks, include but are not limited to non-diversified, energy-related sector, small-cap and mid-cap stocks, initial public offerings, high-yield “junk” bonds.  The Fund expects that a significant portion of its distributions to shareholders will be characterized as a “return of capital” because of its MLP investments. If the Fund’s MLP investments exceed 25% of its assets, the Fund may not qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code (“Code”). The Fund would be taxed as an ordinary corporation, which could substantially reduce the Fund’s net assets and its distributions to shareholders.

An investment in the BP Capital TwinLine® MLP Fund is, also, subject to risks, include but are not limited to non-diversification, energy-related sector, small-cap and mid-cap stocks, initial public offerings, high-yield “junk” bonds, and derivatives. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, unlike traditional open-end mutual funds, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) as well as state and local income taxes. The Fund will not benefit from current favorable federal income tax rates on long-term capital gains, and Fund income and losses will not be passed on to shareholders.  The BP Capital TwinLine® MLP Fund may, also, invest in MLPs that are taxed as “C” corporations.

The views in this report were those as of the date written and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

The S&P 500 Index is a gauge of large cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The S&P 500 Energy Index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector. The S&P 500 Oil and Gas Exploration and Production Index is a capitalization-weighted index that comprises stocks in the S&P Total Market Index that are classified in the GICS oil & gas exploration & production sub-industry. S&P N. America Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry. The Alerian MLP Index (AMZ) is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) that provides investors with a benchmark for the MLP asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price return basis and on a total-return basis. Lipper Energy MLP Funds includes funds that invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage and processing of minerals and natural resources. One cannot invest directly in an index. One basis point equals 0.01%.

BP Capital TwinLine Energy Fund
PERFORMANCE INFORMATION
For the Periods Ended November 30, 2016 (Unaudited)

				Since Inception
				Annualized Return
	6 Months	9 Months	1 Year	(12/31/2013)
Energy Fund – Class A (without maximum load)	19.84%	55.25%	25.17%	1.85%
Energy Fund – Class A (with maximum load)	12.92%	46.30%	17.98%	(0.20)%
Energy Fund – Class C*	18.53%	53.75%	23.57%	0.91%
Energy Fund – Class I	20.07%	55.69%	25.61%	2.08%
S&P 500 Index	6.01%	15.68%	8.06%	8.41%
S&P 500 Energy Sector Index	11.16%	31.31%	12.62%	(3.22)%
S&P North American Natural Resources Sector Index	12.54%	36.10%	15.82%	(4.01)%

A $250,000 investment in the BP Capital TwinLine Energy Fund – Class I

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The S&P 500® Energy Index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector.

The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.  One cannot invest directly in an index.

Performance data represents past performance; past performance does not guarantee future results.  Performance data excludes the effect of applicable sales charges.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-40-BPCAP (1-855-402-7227), or visiting www.bpcfunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Gross Expense Ratios for Class A shares, Class C shares, and Class I shares were 1.88%, 2.46% and 1.55%, respectively, as presented in the Funds most recent Prospectus. Class C shares are subject to a contingent deferred sales charge of 1.00% when redeemed within one year of purchase. Performance presented without the load would be lower if this charge was reflected.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

*	Class C commenced operations on February 27, 2015. Performance shown prior to this date reflects the performance of Class I restated to reflect Class C sales loads and expenses.

BP Capital TwinLine MLP Fund
PERFORMANCE INFORMATION
For the Periods Ended November 30, 2016 (Unaudited)

				Since Inception
				Annualized Return
	6 Months	9 Months	1 Year	(12/31/2013)
MLP Fund – Class A (without maximum load)	8.50%	33.29%	14.78%	(1.83)%
MLP Fund – Class A (with maximum load)	2.26%	25.61%	8.19%	(3.80)%
MLP Fund – Class C*	8.14%	32.74%	14.19%	(10.12)%
MLP Fund – Class I	8.58%	33.50%	14.97%	(1.58)%
S&P 500 Index	6.01%	15.68%	8.06%	8.41%
Lipper Equity Income Funds Index	6.22%	16.08%	9.65%	6.44%
Alerian MLP Index	0.09%	21.07%	0.75%	(13.61)%

A $250,000 investment in the BP Capital TwinLine MLP Fund – Class I

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Lipper Equity Income Fund Index is an unmanaged equal-weighted index that tracks the daily total return performance of the 30 largest funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe.

The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization, is disseminated real-time on a total-return basis (AMZX).

Performance data represents past performance; past performance does not guarantee future results.  Performance data excludes the effect of applicable sales charges.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-40-BPCAP (1-855-402-7227), or visiting www.bpcfunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Gross and Net Expense Ratios for Class A shares were 1.39% and 0.43%, respectively, Class C shares were 1.80% and 0.91%, respectively, and Class I shares were 1.11% and 0.19%, respectively. Gross and Net Expense Ratios for Class A shares were 1.39% and 0.43%, respectively, Class C shares were 1.80% and 0.91%, respectively, and Class I shares were 1.11% and 0.19%, respectively, as presented in the Funds most recent Prospectus. The returns reflect the net expense ratio (contractual fee waiver) that is in effect through at least March 31, 2017. In the absence of such waivers, total return would be reduced.  Class C shares are subject to a contingent deferred sales charge of 1.00% when redeemed within one year of purchase.  Performance presented without the load would be lower if this charge was reflected.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

*	Class C commenced operations on February 27, 2015. Performance shown prior to this date reflects the performance of Class I restated to reflect Class C sales loads and expenses.

BP Capital Funds
ALLOCATION OF INVESTMENTS*
November 30, 2016 (Unaudited)

BP Capital TwinLine Energy Fund

BP Capital TwinLine MLP Fund

*	As a percentage of total investments.

BP Capital TwinLine Energy Fund
SCHEDULE OF INVESTMENTS
November 30, 2016

	Shares	Value

COMMON STOCKS – 82.1%

Auto Parts & Equipment – 7.7%
Goodyear Tire & Rubber Co.	164,007	$5,033,375
Horizon Global Corp. (a)	310,195	7,137,587
		12,170,962

Chemicals – 3.2%
Westlake Chemical Corp.	85,861	5,080,395

Downstream – 2.6%
Tesoro Corp.	19,892	1,618,214
Valero Energy Corp.	39,822	2,451,443
		4,069,657

Exploration & Production – 31.2%
Anadarko Petroleum Corp.	89,881	6,215,271
Concho Resources, Inc. (a)	21,863	3,126,846
Diamondback Energy, Inc. (a)	38,285	4,129,037
EOG Resources, Inc.	37,751	3,870,232
Newfield Exploration Co. (a)	74,154	3,353,244
Occidental Petroleum Corp.	42,683	3,045,859
Pioneer Natural Resources Co.	18,473	3,529,082
Range Resources Corp.	130,304	4,584,095
RSP Permian, Inc. (a)	145,411	6,492,601
WPX Energy, Inc. (a)	686,392	10,666,532
		49,012,799

Housewares – 2.7%
Newell Brands, Inc.	89,561	4,210,263

Integrated – 2.7%
Chevron Corp.	38,618	4,308,224

Machinery – 1.7%
United States Steel Corp.	84,595	2,735,802

Midstream – 7.1%
Cheniere Energy, Inc. (a)	127,421	5,206,422
Kinder Morgan, Inc.	267,788	5,944,894
		11,151,316

Oil Field Services – 21.2%
Baker Hughes, Inc.	52,417	3,371,986
Forum Energy Technologies, Inc. (a)	297,607	6,472,952
Halliburton Co.	105,407	5,596,058
National Oilwell Varco, Inc.	100,154	3,741,753

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Energy Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2016

	Shares	Value

COMMON STOCKS (Continued)

Oil Field Services (Continued)
Newpark Resources, Inc. (a)	309,698	$2,276,280
Patterson-UTI Energy, Inc.	193,841	5,169,739
Superior Energy Services, Inc.	384,303	6,625,384
		33,254,152

Transportation – 2.0%
JetBlue Airways Corp. (a)	157,661	3,167,410
TOTAL COMMON STOCKS (Cost $100,309,273)		129,160,980

PARTNERSHIPS & TRUSTS – 14.0%

Midstream – 14.0%
ONEOK Partners LP	73,188	3,059,258
Sunoco Logistics Partners LP	190,463	4,512,068
Sunoco LP	189,396	4,564,444
Tesoro Logistics LP	60,465	2,849,715
Western Gas Partners LP	71,040	4,054,253
Williams Partners LP	81,789	2,985,299
TOTAL PARTNERSHIPS & TRUSTS (Cost $22,830,626)		22,025,037

SHORT-TERM INVESTMENTS – 3.6%

Money Market Funds – 3.6%
Morgan Stanley Institutional Liquidity Funds –
Government Portfolio, 0.300% (b)	5,665,279	5,665,279
TOTAL SHORT-TERM INVESTMENTS (Cost $5,665,279)		5,665,279

Total Investments (Cost $128,805,178) – 99.7%		156,851,296
Other Assets in Excess of Liabilities – 0.3%		393,961
TOTAL NET ASSETS – 100.0%		$157,245,257

Percentages are stated as a percent of net assets.

(a)	Non-income producing security
(b)	Annualized seven-day yield as of November 30, 2016.

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine MLP Fund
SCHEDULE OF INVESTMENTS
November 30, 2016

	Shares	Value

COMMON STOCKS – 17.2%

Natural Gas/NGL Transportation – 17.2%
Cheniere Energy Partners LP Holdings LLC	45,900	$1,007,964
Cheniere Energy, Inc. (a)	21,861	893,241
Kinder Morgan, Inc.	164,305	3,647,571
Targa Resources Corp.	39,073	2,082,200
Williams Companies, Inc.	26,069	800,318
TOTAL COMMON STOCKS (Cost $6,602,377)		8,431,294

CONVERTIBLE PREFERRED STOCKS – 1.3%

Natural Gas/NGL Transportation – 1.3%
Kinder Morgan, Inc.	13,201	648,961
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $537,597)		648,961

PARTNERSHIPS & TRUSTS – 77.5%

Crude Oil & Refined Products – 43.8%
Buckeye Partners LP	20,715	1,332,803
Delek Logistics Partners LP	92,022	2,351,162
Enbridge Energy Partners LP	118,346	2,923,146
Enterprise Products Partners LP	58,654	1,520,898
MPLX LP	24,741	812,742
NuStar Energy LP	23,328	1,113,679
NuStar GP Holdings LLC	51,020	1,295,908
PBF Logistics LP	89,987	1,678,258
Plains All American Pipeline LP	59,550	1,962,172
Sunoco LP	101,782	2,452,946
Sunoco Logistics Partners LP	111,945	2,651,977
Tesoro Logistics LP	14,215	669,953
Western Refining Logistics LP	30,633	631,040
		21,396,684

Gathering & Processing – 15.5%
Enable Midstream Partners LP	158,196	2,471,022
Midcoast Energy Partners LP	19,980	124,875
PennTex Midstream Partners LP	83,173	1,309,143
Rice Midstream Partners LP	83,021	1,789,102
Western Gas Partners LP	32,744	1,868,700
		7,562,842

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine MLP Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2016

	Shares	Value

PARTNERSHIPS & TRUSTS (Continued)

Natural Gas/NGL Transportation – 18.2%
Energy Transfer Partners LP	96,551	$3,390,871
ONEOK Partners LP	27,175	1,135,915
Spectra Energy Partners LP	19,017	808,033
Tallgrass Energy Partners LP	12,999	608,873
Williams Partners LP	81,378	2,970,297
		8,913,989
TOTAL PARTNERSHIPS & TRUSTS (Cost $35,341,759)		37,873,515

SHORT-TERM INVESTMENTS – 2.9%

Money Market Funds – 2.9%
Morgan Stanley Institutional Liquidity Funds –
Government Portfolio, 0.300% (b)	1,402,473	1,402,473
TOTAL SHORT-TERM INVESTMENTS (Cost $1,402,473)		1,402,473

Total Investments (Cost $43,884,206) – 98.9%		48,356,243
Other Assets in Excess of Liabilities – 1.1%		525,447
TOTAL NET ASSETS – 100.0%		$48,881,690

Percentages are stated as a percent of net assets.

(a)	Non-income producing security
(b)	Annualized seven-day yield as of November 30, 2016.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2016

	BP Capital	BP Capital
	TwinLine	TwinLine
	Energy Fund	MLP Fund
Assets:
Investments, at value (cost $128,805,178 and $43,884,206, respectively)	$156,851,296	$48,356,243
Receivables:
Fund shares sold	794,475	559,330
Investments sold	—	797,559
Dividends and interest	140,640	222
Other assets	40,454	42,409
Total Assets	157,826,865	49,755,763

Liabilities:
Payables:
Payable for investments purchased	—	690,381
Investment advisory fees, net	144,056	18,145
Distribution fees	9,581	3,924
Fund shares redeemed	316,624	26,762
Fund accounting fees	8,807	5,950
Fund administration fees	12,766	8,361
Custody fees	2,530	1,041
Compliance fees	2,169	1,736
Printing and mailing fees	6,476	1,189
Shareholder service fees	34,212	10,418
Tax service fees	—	57,789
Transfer agent fees	12,628	9,977
Trustee fees	2,088	2,473
Other accrued expenses and payables	29,671	35,927
Total Liabilities	581,608	874,073
Net Assets	$157,245,257	$48,881,690

Net Assets Consist Of:
Paid-in-capital	$157,904,765	$50,223,405
Accumulated net investment loss, net of deferred tax benefit	(1,725,723)	(615,336)
Accumulated net realized loss on investments, net of deferred tax benefit	(26,979,903)	(5,043,608)
Net unrealized appreciation on investments, net of deferred tax expense	28,046,118	4,317,229
Net assets	$157,245,257	$48,881,690

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
November 30, 2016

	BP Capital	BP Capital
	TwinLine	TwinLine
	Energy Fund	MLP Fund
Class A
Net assets	$19,637,611	$13,428,563
Shares issued and outstanding (unlimited number of beneficial
interest authorized, no par value)	955,853	812,120
Net asset value, redemption price and minimum offering price per share	$20.54	$16.54
Maximum offering price per share ($20.54/94.25%) ($16.54/94.25%)	$21.79	$17.55

Class C
Net assets	$10,690,993	$2,236,850
Shares issued and outstanding (unlimited number of beneficial
interest authorized, no par value)	524,703	136,143
Net asset value, redemption price and offering price per share	$20.38	$16.43

Class I
Net assets	$126,916,653	$33,216,277
Shares issued and outstanding (unlimited number of beneficial
interest authorized, no par value)	6,150,230	1,993,457
Net asset value, redemption price and offering price per share	$20.64	$16.66

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2016

	BP Capital	BP Capital
	TwinLine	TwinLine
	Energy Fund	MLP Fund
Investment Income:
Distributions received from master limited partnerships	$1,208,600	$2,846,874
Less: return of capital on distributions	(1,184,083)	(2,888,489)
Dividends from common stock	1,144,081	292,080
Interest	11,432	5,239
Total investment income	1,180,030	255,704

Expenses:
Investment advisory fees	1,552,152	427,917
Administration fees	73,128	51,863
Transfer agent fees	67,737	57,737
Federal and state registration	51,200	45,039
Fund accounting fees	42,594	30,056
Audit fees	25,187	27,589
Reports to shareholders	21,058	14,788
Custody fees	14,939	6,444
Chief Compliance Officer fees	12,897	10,220
Trustee fees	12,305	13,240
Legal fees	9,012	9,014
Insurance expense	2,525	2,485
Distribution fees – Class A	41,424	23,485
Distribution fees – Class C	60,680	14,673
Shareholder service fees – Class A	17,065	8,730
Shareholder service fees – Class C	10,402	1,502
Shareholder service fees – Class I	62,663	21,630
Miscellaneous expenses	21,317	31,407
Total expenses before expense waiver	2,098,285	797,819
Less: fees waived	—	(182,827)
Net expenses	2,098,285	614,992
Net Investment Loss	$(918,255)	$(359,288)

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended November 30, 2016

	BP Capital	BP Capital
	TwinLine	TwinLine
	Energy Fund	MLP Fund
Realized and Unrealized Gain (Loss) on Investments,
Options Written, and Securities Sold Short
Net realized gain/(loss) on transactions from:
Investments	$(12,251,946)	$(2,114,638)
Options purchased	—	(37,027)
Options written	—	19,737
Securities sold short	(18)	—
Net realized loss	(12,251,964)	(2,131,928)
Net change in appreciation/depreciation on investments	43,189,916	8,783,980
Net realized and unrealized gain on investments	30,937,952	6,652,052
Net Increase in Net Assets Resulting from Operations	$30,019,697	$6,292,764

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine Energy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
Operations:
Net investment loss, net of deferred tax expense	$(918,255)	$(320,936)
Net realized loss on investment transactions,
net of deferred tax expense	(12,251,964)	(15,733,149)
Net change in unrealized appreciation/depreciation
on investments, net of deferred tax expense	43,189,916	(8,694,382)
Net increase (decrease) in net assets
resulting from operations	30,019,697	(24,748,467)

Distributions to Shareholders:
From net investment income:
Class I shares	(202,924)	—
From net realized gains:
Class A shares	—	(383,957)
Class I shares	—	(1,646,326)
Total distributions	(202,924)	(2,030,283)

Capital Share Transactions:
Proceeds from shares sold
Class A shares	4,780,718	16,691,547
Class C shares*	3,187,859	9,579,976
Class I shares	31,506,175	88,187,804
Proceeds from dividends reinvested
Class A shares	—	381,416
Class I shares	201,492	1,620,345
Cost of shares redeemed
Class A shares	(7,562,686)	(9,241,328)
Class C Shares*	(1,811,437)	(1,367,571)
Class I shares	(28,748,825)	(36,639,234)
Net increase (decrease) in net assets
from capital share transactions	1,553,296	69,212,955
Total Increase in Net Assets	31,370,069	42,434,205
Net Assets:
Beginning of year	125,875,188	83,440,983
End of year	$157,245,257	$125,875,188
Accumulated net investment loss	$(1,725,723)	$(273,227)

*	Share class commenced operations on February 27, 2015.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine Energy Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
Changes in shares outstanding:
Class A shares
Shares sold	288,406	889,013
Reinvested dividends	—	21,525
Shares redeemed	(473,366)	(509,979)
Net increase (decrease) in shares outstanding	(184,960)	400,559

Class C shares*:
Shares sold	200,589	517,110
Shares redeemed	(110,064)	(82,932)
Net increase in shares outstanding	90,525	434,178

Class I shares:
Shares sold	1,951,347	4,688,688
Reinvested dividends	10,549	91,442
Shares redeemed	(1,889,870)	(2,042,106)
Net increase in shares outstanding	72,026	2,738,024

*	Share class commenced operations on February 27, 2015.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine MLP Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
Operations:
Net investment loss, net of deferred tax expense	$(359,288)	$(197,317)
Net realized loss on investment transactions,
net of deferred tax expense	(2,131,928)	(2,897,888)
Net change in unrealized appreciation/depreciation
on investments, net of deferred tax expense	8,783,980	(5,063,884)
Net increase in net assets resulting from operations	6,292,764	(8,159,089)

Distributions to Shareholders:
Return of capital:
Class A shares	(594,838)	(404,429)
Class C shares*	(133,706)	(31,298)
Class I shares	(1,690,839)	(607,638)
Total distributions	(2,419,383)	(1,043,365)

Capital Share Transactions:
Proceeds from shares sold
Class A shares	8,205,734	6,969,831
Class C shares*	781,503	3,115,714
Class I shares	23,087,389	15,195,238
Proceeds from dividends reinvested
Class A shares	582,056	389,899
Class C Shares*	112,132	25,070
Class I shares	1,586,986	598,879
Cost of shares redeemed
Class A shares	(4,491,015)**	(2,399,671)
Class C shares*	(643,867)	(891,487)
Class I shares	(10,511,018)	(2,458,858)
Net increase in net assets from capital share transactions	18,709,900	20,544,615
Total Increase in Net Assets	22,583,281	11,342,161
Net Assets:
Beginning of year	26,298,409	14,956,248
End of year	$48,881,690	$26,298,409
Accumulated net investment loss	$(615,336)	$(256,048)

*	Share class commenced operations on February 27, 2015.
**	Net of redemption fees of $8.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine MLP Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
Changes in shares outstanding:
Class A shares:
Shares sold	549,681	351,882
Reinvested dividends	38,802	19,306
Shares redeemed	(343,289)	(126,501)
Net increase (decrease) in shares outstanding	245,194	244,687

Class C shares:
Shares sold	53,955	170,867
Reinvested dividends	7,570	1,327
Shares redeemed	(43,305)	(54,271)
Net increase in shares outstanding	18,220	117,923

Class I shares:
Shares sold	1,632,576	772,733
Reinvested dividends	106,199	29,852
Shares redeemed	(757,714)	(139,694)
Net increase in shares outstanding	981,061	662,891

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine Energy Fund – Class A
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,
	2016	2015	2014(1)
Net asset value, beginning of year/period	$16.41	$20.45	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.15)	(0.10)	(0.11)
Net realized and unrealized
gain (loss) on investments	4.28	(3.46)	0.56
Total from investment operations	4.13	(3.56)	0.45

LESS DISTRIBUTIONS:
From net realized gain	—	(0.48)	—
Total distributions	—	(0.48)	—
Net asset value, end of year/period	$20.54	$16.41	$20.45

Total return	25.17%	(17.57)%	2.25	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (in thousands)	$19,637.6	$18,718.6	$15,135.5

Portfolio turnover rate	83%	79%	72	%(3)

RATIO OF EXPENSES
TO AVERAGE NET ASSETS	1.89%	1.87%	1.98	%(4)

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS	(0.92)%	(0.51)%	(0.53	)%(4)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine Energy Fund – Class C
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended	Period Ended
	November 30,	November 30,
	2016	2015(1)
Net asset value, beginning of year/period	$16.36	$20.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.24)	(0.15)
Net realized and unrealized gain (loss) on investments	4.26	(3.55)
Total from investment operations	4.02	(3.70)
Net asset value, end of year/period	$20.38	$16.36

Total return	24.57%	(18.44	)%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (in thousands)	$10,691.0	$7,102.2

Portfolio turnover rate	83%	79	%(3)(5)

RATIO OF EXPENSES TO AVERAGE NET ASSETS	2.41%	2.45	%(4)

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS	(1.48)%	(1.15	)%(4)

(1)	Class C commenced operations on February 27, 2015.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover calculated at the total Fund level.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine Energy Fund – Class I
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,
	2016	2015	2014(1)
Net asset value, beginning of year/period	$16.46	$20.45	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.11)	(0.04)	(0.06)
Net realized and unrealized
gain (loss) on investments	4.32	(3.47)	0.51
Total from investment operations	4.21	(3.51)	0.45

LESS DISTRIBUTIONS:
From net investment income	(0.03)	—	—
From net realized gain	—	(0.48)	—
Total distributions	(0.03)	(0.48)	—
Net asset value, end of year/period	$20.64	$16.46	$20.45

Total return	25.61%	(17.32)%	2.25	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (in thousands)	$126,916.7	$100,054.4	$68,305.5

Portfolio turnover rate	83%	79%	72	%(3)

RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.60%	1.54%	1.73	%(4)

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS	(0.65)%	(0.20)%	(0.28	)%(4)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine MLP Fund – Class A
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended		Year Ended		Period Ended
	November 30,		November 30,		November 30,
	2016		2015		2014(1)
Net asset value, beginning of year/period	$15.45		$22.25		$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)(6)	(0.17)		(0.20)		(0.20)
Net realized and unrealized
gain (loss) on investments	2.29		(5.60)		2.87
Total from investment operations	2.12		(5.80)		2.67

LESS DISTRIBUTIONS:
From return of capital	(1.03)		(1.00)		(0.42)
Total distributions	(1.03)		(1.00)		(0.42)
Net asset value, end of year/period	$16.54		$15.45		$22.25

Total return	14.78%		(27.17)%		13.37	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (in thousands)	$13,428.6		$8,760.2		$7,168.7

Portfolio turnover rate	139%		96%		70	%(3)

RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Gross operating expenses, before fees waived	2.21%		2.70%		4.04	%(4)
Fees waived	(0.47)%		(0.96)%		(2.29	)%(4)
Operating expenses, after fees waived	1.74%		1.74%		1.75	%(4)
Tax expense	—		(1.32	)%(5)	3.98	%(4)(5)
Total expense	1.74%		0.42%		5.73	%(4)

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS:
Before fees waived	(1.60	)%(6)	(1.97	)%(6)	(3.28	)%(4)(6)
After fees waived	(1.13	)%(6)	(1.01	)%(6)	(0.99	)%(4)(6)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Deferred tax expense estimate is derived from the net investment income/loss, and realized and unrealized gain/loss.
(6)	Includes deferred tax expense from net investment income/loss only.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine MLP Fund – Class C
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended		Period Ended
	November 30,		November 30,
	2016		2015(1)

Net asset value, beginning of year/period	$15.43		$22.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)(6)	(0.23)		(0.24)
Net realized and unrealized loss on investments	2.26		(5.62)
Total from investment operations	2.03		(5.86)

LESS DISTRIBUTIONS:
Return of capital	(1.03)		(0.75)
Total distributions	(1.03)		(0.75)
Net asset value, end of year/period	$16.43		$15.43

Total return	14.19%		(27.39	)%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (in thousands)	$2,236.9		$1,819.2

Portfolio turnover rate	139%		96	%(3)(7)

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Gross operating expenses, before fees waived	2.69%		3.06	%(4)
Fees waived	(0.47)%		(0.89	)%(4)
Operating expenses, after fees waived	2.22%		2.17	%(4)
Tax expense	—		(1.27	)%(4)(5)
Total expense	2.22%		0.90	%(4)

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS:
Before fees waived	(2.05	)%(6)	(2.66	)%(4)(6)
After fees waived	(1.57	)%(6)	(1.76	)%(4)(6)

(1)	Class C commenced operations on February 27, 2015.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Deferred tax expense estimate is derived from the net investment income/loss, and realized and unrealized gain/loss.
(6)	Includes deferred tax benefit derived from net investment income/loss only.
(7)	Portfolio turnover calculated at the total Fund level.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
BP Capital TwinLine MLP Fund – Class I
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended		Year Ended		Period Ended
	November 30,		November 30,		November 30,
	2016		2015		2014(1)
Net asset value, beginning of year/period	$15.53		$22.28		$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)(6)	(0.12)		(0.14)		(0.15)
Net realized and unrealized
gain (loss) on investments	2.28		(5.61)		2.87
Total from investment operations	2.16		(5.75)		2.72

LESS DISTRIBUTIONS:
Return of capital	(1.03)		(1.00)		(0.44)
Total distributions	(1.03)		(1.00)		(0.44)
Net asset value, end of year/period	$16.66		$15.53		$22.28

Total return	14.97%		(26.90)%		13.60	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (in thousands)	$33,216.3		$15,718.9		$7,787.6

Portfolio turnover rate	139%		96%		70	%(3)

RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Gross operating expenses, before fees waived	1.95%		2.34%		3.79	%(4)
Fees waived	(0.47)%		(0.92)%		(2.29	)%(4)
Operating expenses, after fees waived	1.48%		1.42%		1.50	%(4)
Tax expense	—		(1.24	)%(5)	3.98	%(4)(5)
Total expense	1.48%		0.18%		5.48	%(4)

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before fees waived	(1.28	)%(6)	(1.63	)%(6)	(3.03	)%(4)(6)
After fees waived	(0.81	)%(6)	(0.71	)%(6)	(0.74	)%(4)(6)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Deferred tax expense estimate is derived from the net investment income/loss, and realized and unrealized gain/loss.
(6)	Includes deferred tax benefit derived from net investment income/loss only.

The accompanying notes are an integral part of these financial statements.

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2016

NOTE 1 – ORGANIZATION

The BP Capital TwinLine Energy Fund (“Energy Fund”) and BP Capital TwinLine MLP Fund (“MLP Fund”) (collectively the “Funds”) are each a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (“Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company.  The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards (“FASB”) Accounting Standards Codification topic 946 “Financial Services – Investment Companies.”  The Funds are managed by BP Capital Fund Advisors, LLC (the “Advisor”).  The Funds’ Class A and Class I shares commenced operations on December 31, 2013.  The Funds’ Class C shares commenced operations on February 27, 2015.

The Energy Fund’s objective is to seek total return.  The Fund intends to conduct its operations so that it qualifies to be taxed as a Regulated Investment Company (“RIC”) for federal income tax purposes, which will relieve the Fund of any liability for federal income tax to the extent its net income and net capital gains are distributed to shareholders.

The MLP Fund’s investment objective is to seek capital appreciation through distribution growth along with current income.  The MLP Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes.  Because the MLP Fund is treated as a “C” corporation, it will not be taxed as a RIC under Subchapter M of the Code, and therefore, is not required to comply with the diversification requirements applicable to RICs.

Each Fund offers three classes of shares, Class A, Class C and Class I.  All classes of shares hold equal rights as to earnings and assets (with Class A and Class C shares also bearing 12b-1 distribution expenses).  Each class of shares has exclusive voting rights with respect to matters affecting that individual class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Class A shares have a maximum front end sales load of 5.75%. Class A and Class C shares have a maximum deferred sales charge of 1.00%.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities, which may include Real Estate Investment Trusts (“REIT’s”), Business Development Companies (“BDC’s”), and Master Limited Partnerships (“MLP’s”), that are traded on U.S. national or foreign securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price if applicable.  If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities, which may include REIT’s, BDC’s, and MLP’s, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2016

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, each Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Energy Fund’s investments as of November 30, 2016. See the Schedule of Investments for industry breakouts:

Investments
	Level 1	Level 2	Level 3	Total
Common Stocks	$129,160,980	$—	$—	$129,160,980
Partnerships & Trusts	22,025,037	—	—	22,025,037
Short-Term Investments	5,665,279	—	—	5,665,279
Total Investment in Securities	$156,851,296	$—	$—	$156,851,296

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2016

The following is a summary of the inputs used to value the MLP Fund’s investments as of November 30, 2016. See the Schedule of Investments for industry breakouts:

Investments
	Level 1	Level 2	Level 3	Total
Common Stocks	$8,431,294	$—	$—	$8,431,294
Convertible Preferred Stocks	648,961	—	—	648,961
Partnerships & Trusts	37,873,515	—	—	37,873,515
Short-Term Investments	1,402,473	—	—	1,402,473
Total Investment in Securities	$48,356,243	$—	$—	$48,356,243

It is the Funds’ policy to recognize transfers between levels at the end of the Funds’ reporting period. There were no transfers made into or out of Level 1, 2, or 3 as of November 30, 2016.

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Each Fund may utilize a variety of financial instruments, such as derivatives, options, and forward contracts, both for investment purposes and for hedging purposes.  Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used.

The average monthly value of long options held during the year ended November 30, 2016 was as follows:

Energy Fund:	$ —
MLP Fund:	900

Written option activity during the year ended November 30, 2016, is as follows:

MLP Fund

	MLP Fund	Premiums
	Contracts	Received
Options outstanding, beginning of period	—	$—
Options written	2,167	31,177
Options exercised	(280)	(11,440)
Options expired	(1,887)	(19,737)
Options closed	—	—
Options outstanding, end of period	—	$—

As of November 30, 2016, the Funds were not invested in purchased or written options. The Energy Fund did not have written option activity during the year ended November 30, 2016.

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2016

Statement of Operations – The effect of derivative instruments on the Statements of Operations for the year ended November 30, 2016 were as follows:

Change in
Unrealized
	Location of	Realized	Appreciation/
	Gain (Loss)	Gain (Loss)	Depreciation
	on Derivatives	on Derivatives	on Derivatives
	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts:	Net realized and unrealized	$19,737	$—
Call Options Written	gain (loss) on
investments and options
Equity Contracts:	Net realized and unrealized	(37,027)	—
Call Options Purchased	gain (loss) on
investments and options

B.
Partnership Accounting Policy.  The Funds record their pro rata share of income (loss) and capital gains (losses), to the extent of distributions they have received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.  Distributions received from each of the Funds’ investments in MLPs generally are comprised of ordinary income, capital gains and return of capital from the energy trusts of MLPs.  The Funds record investment income on the ex-date of the distributions.  For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received.  Such estimates are based on historical information available from each energy trust, MLP and other industry sources.  These estimates may subsequently be revised based on information received from energy trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Energy Fund normally are declared and paid on an annual basis.  The MLP Fund intends to make quarterly cash distributions to its shareholders.  Due to the tax treatment of the MLP Fund’s allocations and distributions from MLPs, the Advisor expects that a significant portion of the MLP Fund’s distributions to shareholders will typically be treated as return of capital to shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the MLP Fund’s current and accumulated earnings and profits as described below).  However, no assurance can be given in this regard; just as the MLP Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the MLP Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the MLP Fund’s portfolio, the level of allocations of net income and other tax

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2016

items for the MLP Fund from its underlying MLP investments during a particular taxable year, the length of time the MLP Fund has owned the MLP equity securities in its portfolio, and the extent to which the MLP Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests. Distributions are recorded on the ex-dividend date.

In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the MLP Fund’s current and accumulated earnings and profits.  The portion of any distribution treated as a return of capital will constitute a tax-free return of capital to the extent of the shareholder’s basis in its MLP Fund shares and thereafter generally will be taxable to the shareholder as a capital gain.  Any such distribution, in turn, will result in a reduction in a shareholder’s basis in the MLP Fund’s shares (but not below zero) to the extent of the return of capital and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the MLP Fund.  To permit the MLP Fund to maintain a more stable distribution rate, the MLP Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period.  Any undistributed cash would be available to supplement future distributions, and until distributed would add to the MLP Fund’s net asset value.  Correspondingly, such amounts, once distributed, will be deducted from the MLP Fund’s net asset value.  In addition, in the discretion of the MLP Fund, the MLP Fund may determine not to make distributions in quarters in which the MLP Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the MLP Fund believes that a distribution may not constitute a tax-free return of capital as described above.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

G.
Non-Diversification.  The Funds are “non-diversified” mutual funds and, as such, they are not subject to the diversification requirements under the 1940 Act.  Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.  Accordingly, the Funds are permitted to invest a greater percentage of their assets in the securities of a single issuer than a diversified fund.  As a result, a decline in the value of those holdings would cause an overall decline in value to decline to a greater degree than if each of these vehicles held a more diversified portfolio.

H.
Master Limited Partnerships.  Under normal circumstances, the MLP Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowing for investment purposes) in energy infrastructure master limited partnership investments.  MLP’s issue common units that represent an equity ownership interest in a partnership and provide limited voting rights.  MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market.  An MLP consists of one or more general partners, who conduct the business, and one or more limited partners.  MLP

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2016

common unit holders have a limited role in the partnership’s operation and management.  The MLP Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the MLP Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be.  In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner.  This right of an MLP’s creditors would continue after the MLP Fund sold its investment in the MLP.

I.
MLP Concentration Risk.  Under normal circumstances, the MLP Fund intends to invest at least 80% of its net assets in energy infrastructure MLP’s, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in the midstream energy industry activities.  A substantial portion of the cash flow received by the MLP Fund is derived from investment in equity securities of MLP’s.  The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations.

J.
MLP Tax Risk.  Much of the benefit that each Fund may derive from its investment in equity securities of MLP’s is a result of MLP’s generally being treated as partnerships for U.S. federal income tax purposes.  Partnerships do not pay U.S. federal income tax at the partnership level.  Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses.  A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income.

K.
Tax Estimation/NAV Risk.  Any deferred tax liability balance will reduce the MLP Fund’s NAV.  The MLP Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses.  Any deferred tax asset balance will increase the MLP Fund’s NAV.  To the extent the MLP Fund has a deferred tax asset balance consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required.  The MLP Fund will rely to some extent on information provided by MLP’s, which may not be provided to the MLP Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV.  The daily estimate of the MLP Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the MLP Fund’s NAV could vary dramatically from the MLP Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the MLP Fund’s NAV.

L.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

M.
Total Return Swap Contracts.  The Funds may enter into total return swap agreements.  A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying assets.  The notional amount of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange.  The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the Statements of Operations.  Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the Statements of Operations.  Total return swap contracts outstanding at period end are listed on the Schedule of Swap Contracts, if applicable.

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2016

N.
Securities Sold Short.  The Funds may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

O.
Option Contracts. The Funds may invest in options contracts that may be used to modify or hedge a Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of a Fund. When a Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund.  The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

P.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Management has determined that there are no subsequent events that need to be disclosed.

NOTE 3 – INCOME TAXES

Energy Fund

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP.  These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, dividends deemed paid upon shareholder redemption of fund shares and tax attributes from fund reorganizations.

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2016

U.S. GAAP requires that certain components of net assets related to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended November 30, 2016, the following adjustments were made:

	Accumulated Net	Accumulated Net
	Investment Income (Loss)	Realized Gain/(Loss)	Paid In Capital
BP Capital Twinline Energy Fund	$(331,317)	$612,993	$(281,676)

The Energy Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to RIC’s, the Energy Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.  At November 30, 2016, the Energy Fund had a capital loss carry-forward of $26,271,976, consisting of short-term and long-term capital loss carry-forward of $14,811,040 and $11,460,886 respectively, and deferred, on a tax basis, late year losses of $1,091,847.

As of November 30, 2016, the Energy Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.  The Energy Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts.  As of November 30, 2016, the Energy Fund was not aware of any tax positions for which it was reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of November 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Energy Fund
Cost of investments	$129,982,071	(a)
Gross tax unrealized appreciation	32,021,084
Gross tax unrealized depreciation	(5,151,859)
Net tax unrealized appreciation (depreciation)	26,869,225
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Total distributable earnings	—
Other accumulated gain (loss)	(27,528,733	)(b)
Total accumulated gain (loss)	$(659,508)

(a)	The difference between book basis and tax basis unrealized appreciation (depreciation) was attributed mainly to the treatment of wash sales and partnerships.
(b)	Other accumulated gain (loss) consists on non-expiring capital loss carry-forwards and late year losses.

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2016

The tax character of distributions paid during the years ended November 30, 2016 and 2015 was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$202,924	$2,019,184
Long-term capital gain*	$—	$11,099

*	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

MLP Fund

The MLP Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income.  Currently, the maximum marginal regular federal income tax rate for a corporation is 35% and the Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds the regular federal income tax.  The MLP Fund invests its assets primarily in MLP’s which generally are treated as partnerships for federal income tax purposes.  As a limited partner in MLP’s, the MLP Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

In calculating the MLP Fund’s daily net asset value, the MLP Fund will account for its deferred tax liability and/or asset balances.  The MLP Fund will accrue in accordance with U.S. GAAP, a deferred income tax liability balance at the current effective U.S. federal income tax rate plus an estimated state income tax rate for its future tax liability associated with the capital appreciation of its investments and the distributions received by the MLP Fund on equity securities of MLP’s considered to be return of capital and for any net operating gains.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.  A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized.  From time to time, as new information becomes available, the MLP Fund will modify its estimates or assumption regarding the deferred tax liabilities or assets.  Components of the Fund’s deferred tax assets and liabilities as of November 30, 2016, are as follows:

Total
Deferred Tax Assets:
Net Operating Loss Carry-forwards	$99,720
State NOL Carry-Forward	358
Capital Loss Carry-forward (Tax Basis)	1,901,544
Unrealized Losses	—
Total Deferred Tax Assets (Before Valuation Allowance)	2,001,622
Valuation Allowance	(2,001,622)
Total Net Deferred Tax Asset / Liability	$—

To the extent the MLP Fund has a net capital loss in any tax year, the net capital loss generally can be carried back three years and forward five years to offset any capital gains realized during those other years.  To the extent the MLP Fund has a net operating loss in any tax year the net operating loss generally can be carried back two years or forward twenty years to reduce the Fund’s net income realized during those other years.  In the event a capital loss carryover or net operating loss carryover cannot be utilized in the carryover periods, the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2016

As of November 30, 2016, the MLP Fund had capital loss carryovers of $5,331,762, expiring as follows:

Amount	Expiration
$59,715	11/30/2019
$3,301,679	11/30/2020
$1,970,368	11/30/2021

As of November 30, 2016, the MLP Fund had net operating loss carryovers of $280,474, expiring as follows:

Amount	Expiration
$5,013	11/30/2034
$275,461	11/30/2035

Total income taxes have been computed by applying the federal statutory income tax rate of 34% plus a blended state income tax rate.  The MLP Fund applied this effective rate to net investment income, realized and unrealized gains on investments before taxes in computing its total income taxes.

Total Tax Expense (Benefit)

Total
Tax Expense (Benefit) at Statutory Rates	$2,139,540
State Income Tax Expense, Net of Federal Benefit	111,659
Tax Expense (Benefit) on Permanent Items(1)	(39,969)
Tax Expense (Benefit) due to Change in Effective State Rates	—
Change in Valuation Allowance	(2,211,230)
Total Tax Expense	$—

(1)	Permanent items are made up of dividends received deductions.

At November 30, 2016, the tax cost basis of investments was $44,540,778 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,253,296
Gross unrealized depreciation	(3,437,828)
Net unrealized appreciation	$3,815,468

The tax composition of distributions paid during the year ended November 30, 2016 (estimated) and the year ended November 30, 2015, for the MLP Fund was as follows:

	Ordinary	Long-Term	Return of	Earnings &
Year	Income(1)	Capital Gains	Capital	Profits
2016	$—	$—	$2,419,383	$—
2015	$—	$—	$1,043,365	$—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The MLP Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the MLP Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2016

positions taken on U.S. tax returns and state tax returns filed or expected to be filed since inception of the Funds.  No income tax returns are currently under examination.  The tax periods since inception remain subject to examination by the tax authorities in the United States.  Due to the nature of the MLP Fund’s investments, the MLP Fund may be required to file income tax returns in several states.  The MLP Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, and certain administrative services, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.25% for the Energy Fund and 1.10% for the MLP Fund, based upon the average daily net assets of each Fund.  The amount of investment advisory fees incurred by the Funds for the year ended November 30, 2016, is disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit each Fund’s annual ratio of expenses for Class A, Class C and Class I shares as of each class’ average daily net assets.  For the Energy Fund, the Class A, Class C and Class I shares expense limits are 2.00%, 2.65% and 1.75%, respectively.  For the MLP Fund, the Class A, Class C and Class I shares expense limits are 1.75%, 2.40% and 1.50%, respectively.  The contract’s term is indefinite.  At November 30, 2016, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the MLP Fund that may be recouped was $567,364.  The Advisor may recover a portion of the above amount no later than the dates as stated below. Any recapture of a fee waived or expense reimbursed should occur prior to the end of the third fiscal year after the reimbursement was paid.

Year of Expiration	Amount
November 30, 2017	$169,131
November 30, 2018	$215,406
November 30, 2019	$182,827

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator, fund accountant and transfer agent.  In those capacities USBFS maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of USBFS.  Fees paid by the Funds to USBFS for these services for the year ended November 30, 2016, are disclosed in the Statement of Operations. U.S. Bank NA serves as custodian (the “Custodian”) to the Funds and is an affiliate of USBFS.

The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act.  The distribution plan requires the payment of a monthly service fee to Foreside Fund Services, LLC (the “Distributor,” also known as the principal underwriter) at an annual rate of 0.25% of the average daily net assets attributed to Class A shares and 0.75% of the average daily net assets attributed to Class C shares of the Funds. Distribution fees are disclosed in the Statement of Operations.

BP Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2016

The Funds have adopted a Shareholder Servicing Plan on behalf of each share class.  Under the Shareholder Servicing Plan, Class A and Class I shares are authorized to pay an annual shareholder servicing fee of up to 0.10% of each class’s average daily net assets and Class C shares  is authorized to pay an annual shareholder servicing fee of up to 0.25% of the class’s average daily net assets.  This fee is used to finance certain activities related to servicing and maintaining shareholder accounts.  Shareholder servicing fees incurred by the Fund are disclosed in the Statement of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2016, the cost of purchases of securities, excluding short-term securities, for the Energy Fund and the MLP Fund was $103,326,545 and $72,910,668, respectively.  The proceeds from sales of securities, excluding short-term securities, for the Energy Fund and MLP Fund were $102,042,805 and $52,745,115, respectively.  There were no reportable purchases or sales of U.S. Government obligations for the year ended November 30, 2016.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Energy Fund and MLP Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  Credit facility activity for the year ended November 30, 2016 was as follows:

	Energy Fund	MLP Fund
Maximum Available Credit	$8,000,000	$4,000,000
Largest Amount Outstanding on an Individual Day	437,000	426,000
Average Daily Loan Outstanding	144	199
Interest Expense	159	207
Loan Outstanding as of November 30, 2016	—	—
Average Interest Rate	3.50%	3.50%

BP Capital Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of the BP Capital TwinLine Energy Fund and BP Capital TwinLine MLP Fund (the “Funds”), each a series of Professionally Managed Portfolios, including the schedules of investments, as of November 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 31, 2013 (commencement of operations) through November 30, 2014.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2016 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BP Capital TwinLine Energy Fund and BP Capital TwinLine MLP Fund as of November 30, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 31, 2013 through November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 27, 2017

BP Capital Funds
EXPENSE EXAMPLES
For the Period Ended November 30, 2016 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions and exchange fees and (2) ongoing costs, including investment advisory fees, distribution (12b-1) and service fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 through November 30, 2016).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  Individual Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the examples below.  The examples below include, but are not limited to, investment advisory, fund accounting, fund administration, custody and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and, with respect to the BP Capital TwinLine MLP Fund, reflect current and deferred income tax expense or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these current and deferred income tax expense and transaction costs were included, your costs would have been higher.

BP Capital Funds
EXPENSE EXAMPLES (Continued)
For the Period Ended November 30, 2016 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2016	November 30, 2016	During the Period(1)
BP Capital TwinLine Energy Fund – Class A
Actual	$1,000.00	$1,198.40	$10.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.65	$ 9.42

(1)	The expenses are equal to the annualized expense ratio of 1.87%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent six-month period.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2016	November 30, 2016	During the Period(2)
BP Capital TwinLine Energy Fund – Class C
Actual	$1,000.00	$1,195.30	$13.17
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.00	$12.08

(2)	The expenses are equal to the annualized expense ratio of 2.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent six month period.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2016	November 30, 2016	During the Period(3)
BP Capital TwinLine Energy Fund – Class I
Actual	$1,000.00	$1,200.70	$8.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.15	$7.92

(3)	The expenses are equal to the annualized expense ratio of 1.57%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent six-month period.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2016	November 30, 2016	During the Period(4)
BP Capital TwinLine MLP Fund – Class A
Actual	$1,000.00	$1,085.00	$9.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.25	$8.82

(4)	The expenses are equal to the annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent six-month period.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2016	November 30, 2016	During the Period(5)
BP Capital TwinLine MLP Fund – Class C
Actual	$1,000.00	$1,081.40	$11.76
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.70	$11.38

(5)	The expenses are equal to the annualized expense ratio of 2.26%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent six month period.

BP Capital Funds
EXPENSE EXAMPLES (Continued)
For the Period Ended November 30, 2016 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2016	November 30, 2016	During the Period(6)
BP Capital TwinLine MLP Fund – Class I
Actual	$1,000.00	$1,085.80	$7.82
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.50	$7.57

(6)	The expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six-month period.

BP Capital Funds
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
				in Fund	Other
	Position	Term of Office		Complex(2)	Directorships
	with	and Length of	Principal Occupation	Overseen	Held During the
Name, Address and Age	the Trust(1)	Time Served	During Past Five Years	by Trustees	Past 5 Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite Term;	Formerly, President, Talon	2	Director, PNC
(born 1943)	and	Since	Industries, Inc. (business		Funds, Inc.
c/o U.S. Bancorp	Trustee	May 1991.	consulting); formerly,
Fund Services, LLC			Executive Vice President
2020 E. Financial Way			and Chief Operating Officer,
Suite 100			Integrated Asset Management
Glendora, CA 91741			(investment adviser and
manager) and formerly,
President, Value Line, Inc.
(investment advisory and
financial publishing firm).

Wallace L. Cook	Trustee	Indefinite Term;	Investment Consultant;	2	Trustee,
(born 1939)		Since	formerly, Chief Executive		The Dana
c/o U.S. Bancorp		May 1991.	Officer, Rockefeller Trust Co.,		Foundation.
Fund Services, LLC			(prior thereto Senior Vice
2020 E. Financial Way			President), and Managing
Suite 100			Director, Rockefeller & Co.
Glendora, CA 91741			(Investment Manager and
Financial Advisor); formerly,
Senior Vice President,
Norton Simon, Inc.
(international consumer
products conglomerate.)

Eric W. Falkeis	Trustee	Indefinite Term;	Chief Operating Officer,	2	Interested
(born 1973)		Since	Direxion Funds since 2013;		Trustee,
c/o U.S. Bancorp		September 2011.	formerly, Senior Vice President		Direxion Funds,
Fund Services, LLC			and Chief Financial Officer		Direxion ETF
2020 E. Financial Way			(and other positions),		Trust and
Suite 100			U.S. Bancorp Fund		Direxion
Glendora, CA 91741			Services, LLC 1997-2013.		Variable Trust.

BP Capital Funds
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
				in Fund	Other
	Position	Term of Office		Complex(2)	Directorships
	with	and Length of	Principal Occupation	Overseen	Held During the
Name, Address and Age	the Trust(1)	Time Served	During Past Five Years	by Trustees	Past 5 Years

Carl A. Froebel	Trustee	Indefinite Term;	Formerly, President and	2	None.
(born 1938)		Since	Founder, National Investor
c/o U.S. Bancorp		May 1991.	Data Services, Inc.
Fund Services, LLC			(investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite Term;	Consultant, since July	2	Independent
(born 1950)		Since	2001; formerly, Executive		Trustee, AMG
c/o U.S. Bancorp		May 1991.	Vice President, Investment		Funds; Advisory
Fund Services, LLC			Company Administration,		Board Member,
2020 E. Financial Way			LLC (mutual fund		Sustainable
Suite 100			administrator).		Growth
Glendora, CA 91741					Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

Officers of the Trust

Elaine E. Richards	President	Indefinite Term;	Vice President and	Not	Not
(born 1968)		Since	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		March 2013.	Officer, U.S. Bancorp
Fund Services, LLC	Secretary	Indefinite Term;	Fund Services,
2020 E. Financial Way		Since	LLC, since
Suite 100		February 2008.	July 2007.
Glendora, CA 91741

Aaron J. Perkovich	Treasurer	Indefinite Term;	Vice President,	Not	Not
(born 1973)		Since	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		August 2016.	Services, LLC,
Fund Services, LLC			since June 2006.
615 East Michigan St.
Milwaukee, WI 53202

Melissa Breitzman	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1983)	Treasurer	Since	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		August 2016.	Services, LLC
Fund Services, LLC			since June 2005.
615 East Michigan St.
Milwaukee, WI 53202

BP Capital Funds
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
				in Fund	Other
	Position	Term of Office		Complex(2)	Directorships
	with	and Length of	Principal Occupation	Overseen	Held During the
Name, Address and Age	the Trust(1)	Time Served	During Past Five Years	by Trustees	Past 5 Years
Craig Benton	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1985)	Treasurer	Since	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		August 2016.	Services, LLC since
Fund Services, LLC		November 2007.
615 East Michigan St.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	Compliance	Since	and Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.	U.S. Bancorp Fund
Fund Services, LLC	Anti-Money	Indefinite Term;	Services, LLC since
615 East Michigan St.	Laundering	Since	August 2004.
Milwaukee, WI 53202Officer	July 2011.
	Vice President	Indefinite Term;
Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

BP Capital Funds
ADDITIONAL INFORMATION (Unaudited)

Information About Proxy Voting

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-855-40-BPCAP (1-855-402-7227) or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free 1-855-40-BPCAP (1-855-402-7227) or by accessing the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 1-855-40-BPCAP (1-855-402-7227).  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more account are from the same family.  If you would like to discontinue householding for your accounts, please call toll-free 1-855-40-BPCAP (1-855-402-7227) to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Information About the Funds’ Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling 1-855-40-BPCAP (1-855-402-7227).  Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.bpcfunds.com.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended November 30, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was as follows:

BP Capital Twinline Energy Fund: 99.28%

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

BP Capital Twinline Energy Fund: 0.76%

Dividends received deduction for the fiscal year ended November 30, 2015 was as follows:

BP Capital Twinline Energy Fund: 0.76%

BP Capital Funds
ADDITIONAL INFORMATION (Unaudited) (Continued)

Approval of Investment Advisory Agreement

At a meeting held on November 14, 2016, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and BP Capital Fund Advisors, LLC (the “Advisor”) for the BP Capital TwinLine Energy Fund and BP Capital TwinLine MLP Fund (each a “Fund,” and together, the “Funds”).  At this meeting and at prior meetings held on May 23, 2016 and August 8, 2016, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees discussed the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of the day-to-day management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor that would be involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.  The Board also considered, and took into account, the efforts undertaken by the Advisor to enhance its compliance program.

2.	The Funds’ historical performance and the overall performance of the Advisor.

In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the BP Capital TwinLine Energy Fund, the Board noted that the Fund outperformed its peer group median for the year-to-date period and underperformed its peer group median for the one-year period ended March 31, 2016.  The Board noted that in 2015 the Advisor began providing investment advisory services to an institutional separate account, which is managed in the same way as the BP Capital TwinLine Energy Fund and that there had been no material differences in the performance of the Fund and the separate account.  The Board also considered the performance of the BP Capital TwinLine Energy Fund against its broad-based securities market benchmark and two secondary benchmarks.  The Board noted that the BP Capital TwinLine Energy Fund underperformed its primary benchmark and both of its secondary

BP Capital Funds
ADDITIONAL INFORMATION (Unaudited) (Continued)

benchmarks for the one-year period ended March 31, 2016.  In considering the performance of the BP Capital TwinLine Energy Fund, the Board considered that the Fund has less than three years of operations.

For the BP Capital TwinLine MLP Fund, the Board noted that the Fund underperformed its peer group median for the year-to-date period and outperformed its peer group median for the one-year period ended March 31, 2016.  The Board also noted that the Advisor did not manage any separate accounts similarly to the BP Capital TwinLine MLP Fund.  The Board also considered the performance of the Fund against its broad-based securities market benchmark and a secondary benchmark.  The Board noted that the BP Capital TwinLine MLP Fund underperformed its primary benchmark and outperformed its secondary benchmark for the one-year period ended March 31, 2016.  In considering the performance of the BP Capital TwinLine MLP Fund, the Board considered that the Fund has less than three years of operations.

3.
The costs of the services provided and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the BP Capital TwinLine Energy Fund, the Board noted that the Advisor agreed to enter into an agreement to limit the annual expense ratios to 2.65%, 2.00% and 1.75% of the average daily net assets of Class C shares, Class A shares and Class I shares of the Fund, respectively (the “Expense Caps”).  The Board noted that the Fund’s advisory fee and net expense ratios (less Rule 12b-1 fees) were higher than those of its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparable performance and advisory fee information.

For BP Capital TwinLine MLP Fund, the Board noted that the Advisor agreed to enter into an agreement to limit the annual expense ratios to 2.40%, 1.75% and 1.50% of the average daily net assets of Class C share, Class A shares and Class I shares, respectively (the “Expense Caps”).  The Board noted that the Fund’s advisory fee and net expense ratios (less Rule 12b-1 fees) were higher than those of its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

The Trustees also took into consideration the services the Advisor provided to its similarly managed institutional separate account client comparing the fees charged for those management services to the fees charged to the BP Capital TwinLine Energy Fund.  The Trustees noted that the Advisor does not replicate the BP Capital TwinLine MLP Fund’s investment style in separately managed accounts.  The Trustees noted that the fees charged to the BP Capital TwinLine Energy Fund as compared to the fees charged by the Advisor to its other similarly managed separate account client differed due to a number of factors.

4.
Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders as the assets of the Funds had grown in the last year.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that each Fund does not exceed its specified Expense Caps.  The Board also considered that economies of scale have also been shared with shareholders through increased investments by the Advisor in adding investment team personnel and extra resources in technology and compliance.  The Board concluded that it would continue to monitor this issue in the future as circumstances changed and assuming asset levels increase.

BP Capital Funds
ADDITIONAL INFORMATION (Unaudited) (Continued)

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including 12b-1 distribution fees for Class C and Class A shares of the Funds and for benefits received in exchange for “soft dollars” paid to the Advisor.  The Board also reviewed information regarding fee offsets for separate accounts that can invest in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather, the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

BP Capital Funds
PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
BP Capital Fund Advisors, LLC
8117 Preston Road, Suite 260
Dallas, Texas 75225

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-40-BPCAP (1-855-402-7227)

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Fund Information
Fund	Symbol	CUSIP
BP Capital TwinLine Energy Fund – Class A	BPEAX	74316J292
BP Capital TwinLine Energy Fund – Class C	BPECX	74316P827
BP Capital TwinLine Energy Fund – Class I	BPEIX	74316J284

BP Capital TwinLine MLP Fund – Class A	BPMAX	74316J276
BP Capital TwinLine MLP Fund – Class C	BPMCX	74316P819
BP Capital TwinLine MLP Fund – Class I	BPMIX	74316J268

This report is submitted for the general information of the shareholders of the Funds.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal periods.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal periods for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

BP Capital TwinLine Energy Fund

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$22,400	$20,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

BP Capital TwinLine MLP Fund

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$22,400	$20,500
Audit-Related Fees	N/A	N/A
Tax Fees	$5,100	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two periods.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)   /s/ Elaine E. Richards
 Elaine E. Richards, Principal Executive Officer

Date    March 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ Elaine E. Richards
  Elaine E. Richards, Principal Executive Officer

Date    March 29, 2017

By (Signature and Title)    /s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    March 29, 2017

* Print the name and title of each signing officer under his or her signature.